UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

RLJ LODGING TRUST

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-35169	27-4706509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7373 Wisconsin Avenue, Suite 1500 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 280-7777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of beneficial interest, par value $0.01 per share	RLJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 23, 2024, RLJ Lodging Trust (the “Company”) and RLJ Lodging Trust, L.P. (the “Operating Partnership”), of which the Company is the sole general partner, entered into an at-the-market equity distribution agreement (the “Equity Distribution Agreement”) with each of Wells Fargo Securities, LLC, BofA Securities, Inc., Capital One Securities, Inc., Robert W. Baird & Co. Incorporated, Jefferies LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Raymond James & Associates, Inc., each as sales agent, Forward Seller (as defined below) (except with respect to Capital One Securities, Inc.) and/or principal (in any such relevant capacity, each an “Agent” and, collectively, the “Agents”), and the Forward Purchasers (as defined below), pursuant to which the Company may issue and sell from time to time up to $150,000,000 aggregate gross proceeds of the Company’s common shares of beneficial interest, par value $0.01 per share (“Shares”). In addition to the issuance and sale of Shares by the Company through the Agents, the Company and the Operating Partnership entered into forward sale agreements with each of Wells Fargo Bank, National Association, Bank of America, N.A., Robert W. Baird & Co. Incorporated, Jefferies LLC, Regions Securities LLC, The Toronto-Dominion Bank, Truist Bank and Raymond James & Associates, Inc., each as forward purchaser (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers” and, the Agents, when acting as agents for the Forward Purchasers, each a “Forward Seller” and, collectively, the “Forward Sellers” (except with respect to Capital One Securities, Inc., which will not act as an agent for a Forward Purchaser)). In connection with each particular forward sale agreement, the relevant Forward Purchaser will borrow from third parties and, through the relevant Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the applicable Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of Shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver Shares (in the case of net share settlement).

Each Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as Agent under the Equity Distribution Agreement. In connection with each forward sale, the Company will pay the applicable Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with a Forward Purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the gross sales price of all borrowed Shares sold by it as a Forward Seller.

The Shares will be issued and sold pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-281751), filed with the Securities and Exchange Commission (the “Commission”) on August 23, 2024, which became immediately effective upon filing, and a prospectus supplement dated August 23, 2024 (the “Prospectus Supplement”), filed by the Company with the Commission. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the forward sales agreements is qualified in its entirety by reference to the full text of the form of forward sale agreement, which is included as Exhibit 3(b) to the Equity Distribution Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Hogan Lovells US LLP.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1*	Equity Distribution Agreement, dated August 23, 2024, by and among the Company, the Operating Partnership, the Agents party thereto and the Forward Purchasers party thereto
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Shares
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: August 23, 2024	By:	/s/ Leslie D. Hale
Leslie D. Hale
President and Chief Executive Officer